UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2013

HYSTER-YALE MATERIALS HANDLING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-54799	31-1637659
(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Suite 300, Cleveland, OH	44124-4069
(Address of Principal Executive Offices)	(Zip Code)

(440) 449-9600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and

Item 7.01 Regulation FD Disclosure.

On March 18, 2013, Hyster-Yale Materials Handling, Inc. (the “Company”) commenced mailing its Annual Report to Stockholders for the year ended December 31, 2012. The letter to the Company’s stockholders from the Chief Executive Officer of the Company and the Chief Executive Officer of the Company’s operating subsidiary, as well as certain other information contained in the Annual Report to Stockholders for the year ended December 31, 2012, is attached as Exhibit 99 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations.

Item 9.01 Financial Statements and Exhibits.

As described in Items 2.02 and 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

99	Portions of the Hyster-Yale Materials Handling, Inc. Annual Report to Stockholders for the year ended December 31, 2012, first mailed to stockholders on March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYSTER-YALE MATERIALS HANDLING, INC.

By:	/s/ Kenneth C. Schilling
Name: Kenneth C. Schilling
Title: Vice President and Chief Financial Officer

Date: March 18, 2013

EXHIBIT INDEX

Exhibit Number	Description
99	Portions of the Hyster-Yale Materials Handling, Inc. Annual Report to Stockholders for the year ended December 31, 2012, first mailed to stockholders on March 18, 2013.